UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2021 (June 24, 2021)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

+1 (414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425, under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12, under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 24, 2021, Rockwell Automation, Inc. a Delaware corporation (“Rockwell”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Plex Systems Holdings, Inc., a Delaware corporation (“Plex”), Rockwell, Rockwell Automation US Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Rockwell (“Merger Sub”), and Francisco Partners Management LLC, solely in its capacity as the representative for Plex’s securityholders (the “Representative”), pursuant to which Rockwell has agreed to acquire all of the outstanding shares of capital stock of Plex, which include shares of common stock, Series A Preferred Stock and Series B Preferred Stock (“Plex Stock”), through the merger of Merger Sub with and into Plex, with Plex continuing as the surviving corporation and a wholly-owned subsidiary of Rockwell (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, holders of outstanding shares of Plex Stock and vested in-the-money options to acquire Plex Stock will be entitled to receive a portion of the aggregate merger consideration of $2.22 billion in cash which amount will be adjusted for cash, debt, net working capital and transaction expenses.

The closing of the Merger is subject to the satisfaction of certain conditions, including, among others: (1) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (2) the accuracy of representations and warranties of, and performance of covenants by, the other party (in each case, subject to certain qualifications, if applicable); and (3) the absence of a continuing material adverse effect. The closing was also subject to the adoption of the Merger Agreement by Plex’s stockholders. Certain stockholders of Plex representing more than a majority of the outstanding shares of Plex Stock approved the Merger pursuant to a stockholder written consent that was executed and delivered after the execution of the Merger Agreement. Rockwell expects the Merger to close in its fiscal fourth quarter.

Rockwell, Plex and Merger Sub have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants (1) with respect to the conduct of Plex’s business during the period between the execution of the Merger Agreement and consummation of the Merger; (2) regarding using reasonable best efforts to obtain governmental and regulatory approvals; and (3) prohibiting Plex from soliciting alternative acquisition proposals and providing information to, or engaging in discussions with, third parties with respect to such proposals.

The Merger Agreement contains certain termination rights for both Rockwell and Plex including, but not limited to, (1) in the event that the Merger has not been consummated on or prior to October 31, 2021 or (2) the other party breaches its representations, warranties, covenants or agreements and such breach (A) is not, or is not capable of being, cured prior to the earlier of 20 days of knowledge of the breach and October 31, 2021 and (B) the breach causes certain conditions to not be satisfied.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. It is not intended to provide any financial or other factual information about Rockwell, Plex or Merger Sub. There are representations, warranties and covenants contained in the Merger Agreement which were made by the parties to each other as of specific dates. The representations, warranties and covenants (1) were made only for purposes of the Merger Agreement and were solely for the benefit of the parties to the Merger Agreement and the parties expressly identified as third-party beneficiaries thereto, as applicable, (2) may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing matters as facts, and (3) may be subject to a contractual standard of materiality that is different from certain standards generally applicable to investors. Investors should not rely on the

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representations, warranties and covenants as characterizations of the actual state of facts regarding or condition of the parties or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement or earlier dates specified therein, which subsequent information may or may not be fully reflected in public disclosures by Rockwell. Accordingly, investors should read the Merger Agreement not in isolation but in conjunction with other information about Rockwell, Plex and Merger Sub that is included in reports, statements and other filings made with the SEC by Rockwell.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements (including certain projections, guidance, and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as “believe”, “estimate”, “project”, “plan”, “expect”, “anticipate”, “will”, “intend” and other similar expressions may identify forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, many of which are beyond our control, including but not limited to:

•	the ability to successfully complete the Merger on anticipated terms and timetable

•	the ability to successfully integrate and achieve expected benefits of the Merger

•	risk relating to any unforeseen liabilities of Plex; and

•	other risks and uncertainties, including but not limited to those detailed from time to time in our Securities and Exchange Commission (SEC) filings.

These forward-looking statements reflect our beliefs as of the date of filing this report. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for more information.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the accompanying Exhibit Index are being filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Plan of Merger, dated June 24, 2021, among Plex, Rockwell, Merger Sub and the Representative.*

104	Cover Page Interactive Data File, formatted in inline XBRL.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, and Rockwell agrees to furnish a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary

Date: June 25, 2021

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